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         CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


Name of Issuer:   Diversified Investors Strategic Variable Funds

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.



Date:  August 30, 2005                               /s/ Mark Mullin
                                                     ---------------
                                                     Mark Mullin
                                                     Principal Executive Officer

Date: August 30, 2005                                /s/ Joseph Carusone
                                                     -------------------
                                                     Joseph Carusone
                                                     Principal Financial Officer